Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of February 26, 2014, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each lender party hereto (collectively, the “Term Lenders” and, individually, a “Term Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent, among others, are parties to that certain Credit Agreement, dated as of August 9, 2013 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding Initial Term Loans under the Credit Agreement in an aggregate principal amount of $374,062,500; and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement to decrease the interest rate applicable to the Initial Term Loans and to make certain other changes as herein provided.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

I.	Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting the definition of “PMP” appearing therein in its entirety and (ii) inserting the following new definitions in appropriate alphabetical order:

“CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012.

“First Amendment” means the First Amendment to Credit Agreement, dated as of February 26, 2014, among the Borrower, Holdings, the other Guarantors party thereto, the Term Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Non-Public Lender” shall mean (a) an entity that provides repayable funds to the Borrower for a minimum amount of EUR 100,000 (or its equivalent in another currency), or (b) following the publication by relevant authorities of guidance which means that a Person providing repayable funds in the amount of at least EUR 100,000 (or its equivalent in another currency) may qualify as forming part of the public within the meaning of the CRR, an entity that provides such funds in such other minimum amount, or complies with such other criterion, as a result of which such Person shall qualify as not forming part of the public within the meaning of the CRR.

2. Clause (a) in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in their entirety as follows:

“(a) with respect to Initial Term Loans, (i) for Eurocurrency Rate Loans, 3.00% and (ii) for Base Rate Loans, 2.00; and”

3. Section 2.02(g) of the Credit Agreement is hereby amended by deleting the text “at all times exceed €100,000 (or its equivalent in another currency), or such other amount as a result of which such Person qualifies as a PMP” appearing therein and inserting the text “be provided by a Lender that is a Non-Public Lender” in lieu thereof.

4. Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the text “first anniversary of the Closing Date” appearing therein and inserting the text “first anniversary of the First Amendment Effective Date” in lieu thereof.

5. Section 2.05(b)(iii) of the Credit Agreement is hereby amended by deleting the text “first year anniversary of the Closing Date” appearing therein and inserting the text “first anniversary of the First Amendment Effective Date” in lieu thereof.

6. Section 2.09(c) of the Credit Agreement is hereby amended by deleting the text “first anniversary of the Closing Date” appearing therein and inserting the text “first anniversary of the First Amendment Effective Date” in lieu thereof.

7. Section 3.07(d) of the Credit Agreement is hereby amended by deleting the text “first anniversary of the Closing Date” appearing therein and inserting the text “first anniversary of the First Amendment Effective Date” in lieu thereof.

8. Section 10.07(o) of the Credit Agreement is hereby amended by deleting the text “at all times exceed €100,000 (or its equivalent in another currency) or such other amount as a result of which such Person qualifies as a PMP, unless such Person already qualifies as a PMP under this agreement pursuant to Section 2.02 (i)” appearing therein and inserting the text “only be permitted if the person to whom the Loans or L/C Obligations are assigned is a Non-Public Lender” in lieu thereof.

9. For the avoidance of doubt, the parties hereto agree that (i) the Initial Term Loans outstanding on the date hereof after giving effect to this First Amendment shall continue to constitute Initial Term Loans under the Amended Agreement (as defined below), (ii) the Interest Periods applicable as of the date hereof to the outstanding Initial Term Loans shall not be affected by this First Amendment, (iii) nothing in this First Amendment shall require the Loan Parties to pay on the date hereof any principal, interest or fees in respect of the Initial Term Loans or to pay any breakage loss or expense due under Section 3.05 of the Credit Agreement as a result of this First Amendment (other than the prepayment premium referred to in Section 7(v) of Article II below) and (iv) if the Borrower provides notice to any Non-Consenting Lender (as defined below) and the Administrative Agent that it is exercising its rights under Section 3.07(d) of the Credit Agreement in connection with this First Amendment to require such Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents to one or more Eligible Assignees identified by the Borrower, the Administrative Agent shall coordinate the transfer of all such Loans of each such Non-Consenting Lender to the identified Eligible Assignees, which transfers shall be effected in accordance with Section 3.07 of the Credit Agreement and shall be effective as of the First Amendment Effective Date, and each Eligible Assignee acquiring Initial Term Loans in connection with such transfers shall have provided a signature page to this First Amendment consenting hereto with respect to such acquired Loans.

II.	Miscellaneous Provisions.

1. In order to induce the Term Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default shall exist as of the First Amendment Effective Date or would result immediately after giving effect to this First Amendment;

(b) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this First Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(c) it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this First Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this First Amendment (the “Amended Agreement”);

(d) it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and the performance of the Amended Agreement;

(e) neither the execution or delivery of this First Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(f) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this First Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

2. This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

3. By executing and delivering a counterpart hereof, the Borrower and each Guarantor hereby agrees that all Loans (including, without limitation, all Initial Term Loans) shall continue to be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the Collateral Documents and the Guaranty in accordance with the terms and provisions thereof.

4. Holdings and each other Guarantor:

(a) has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment;

(b) represents and warrants that all representations and warranties of such Guarantor set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this First Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in this First Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

5. This First Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

6. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) no Default or Event of Default exists as of the First Amendment Effective Date, both before and immediately after giving effect to this First Amendment;

(ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this First Amendment) are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(iii) the Borrower, Holdings, the other Guarantors, the Administrative Agent and each Term Lender with outstanding Initial Term Loans (including any Term Lender that replaces a Term Lender being a Non-Consenting Lender (a “Replacement Term Lender”))) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Michael Davey (facsimile number: 212-354-8113 / e-mail address: Michael.Davey@whitecase.com). As used herein, the term “Non-Consenting Lender” means each Term Lender that does not provide its consent to this First Amendment;

(iv) the Arranger and the Administrative Agent shall have been paid all fees and expenses owing to them pursuant to the terms of the Credit Agreement (as amended hereby) or as otherwise separately agreed in writing in connection with this First Amendment and the related transactions;

(v) the Administrative Agent, for the benefit of each Term Lender holding Initial Term Loans immediately before the effectiveness of this First Amendment (including, for the avoidance of doubt, any Non-Consenting Lender which is required to assign all or any portion of its Initial Term Loans or its Initial Term Loans are prepaid by the Borrower pursuant to Section 3.07(a) in connection with this First Amendment (the Initial Term Loans so assigned, the “Assigned Loans”), shall have received a fee equal to 1.00% of the principal amount of the Initial Term Loans (other than the Unfunded Initial Term Loans) of each such Term Lender (with respect to each such Term Lender, the “Prepayment Premium”); and

(vi) the Borrower shall have paid to each relevant Non-Consenting Lender all interest accruing on all its Assigned Loans from the last applicable Interest Payment Date to and including the First Amendment Effective Date, regardless of whether payment would otherwise be required under the Credit Agreement, together with all fees due and owing with respect to such Assigned Loans.

8. In connection with the transactions contemplated by this First Amendment, if any Non-Consenting Lender holding outstanding Initial Term Loans does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect the replacement of such Non-Consenting Lender by a Replacement Term Lender by the earlier of (x) five Business Days of the date on which the Replacement Term Lender executes and delivers such Assignment and Assumption and/or such other documentation and (y) the date as of which all Obligations of the Borrower owing to such Non-Consenting Lender relating to the Initial Term Loans so assigned shall be paid in full to such Non-Consenting Lender, then the Non-Consenting Lender shall be deemed to have executed and deliver such Assignment and Assumption. The Borrower shall pay the processing and recordation fee relating to each such Assignment and Agreement.

9. The Borrower hereby consents to the assignment of any Initial Term Loans held by a Non-Consenting Lender to any Replacement Term Lender which is not a Lender or an Affiliate or an Approved Fund of a Lender.

10. By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the Initial Term Loans made available on the Closing Date, as amended pursuant to this First Amendment) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the Term Lenders party to this First Amendment) continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents (including, without limitation, the Obligations with respect to the Initial Term Loans made available on the Closing Date, as amended pursuant to this First Amendment), in each case after giving effect to this First Amendment.

11. This First Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

12. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Attorney-in-Fact

PLAYA HOTELS & RESORTS B.V., as
Holdings and Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:
Name:	Omar Palacios
Title:	Attorney-in-Fact

PLAYA HOTELS & RESORTS B.V., as Holdings and Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Executive Director

PLAYA H&R HOLDINGS B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Porto Real B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Porto Real B.V.
Name:	Jules de Kom
Title:	Managing Director B

HOTEL ROYAL CANCUN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Cancun B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Cancun B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Porto Real B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts HoIding B.V., acting in its capacity as Managing Director of Hotel Gran Porto Real B.V.
Name:	Jules de Kom
Title:	Managing Director B

HOTEL ROYAL CANCUN B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Cancun B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Cancun B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Caribe Real B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Caribe Real B.V.
Name:	Jules de Kom
Title:	Managing Director B

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Playa del Carmen B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Playa del Carmen B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Caribe Real B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Gran Caribe Real B.V.
Name:	Jules de Kom
Title:	Managing Director B

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Playa del Carmen B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Hotel Royal Playa del Carmen B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA RIVIERA MAYA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Riviera Maya B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Riviera Maya B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA CABOS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cabos B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cabos B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA RIVIERA MAYA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Riviera Maya B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Riviera Maya B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA CABOS B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cabos B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cabos B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Punta Cana Holding B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Punta Cana Holding B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA ROMANA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Punta Cana Holding B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Punta Cana Holding B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana Mar B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana Mar B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA CANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cana B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cana B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA ROMANA MAR B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana Mar B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Romana Mar B.V.
Name:	Jules de Kom
Title:	Managing Director B

PLAYA CANA B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cana B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Playa Cana B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

ROSE HALL JAMAICA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

By:	/s/ Bruce D. Wardinski
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Rose Hall Jamaica Resort B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Rose Hall Jamaica Resort B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

ROSE HALL JAMAICA RESORT B.V., as Guarantor

By:
Name:	Bruce D. Wardinski
Title:	Managing Director

By:
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Rose Hall Jamaica Resort B.V.
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Jules de Kom
Playa Resorts Holding B.V., acting in its capacity as Managing Director of Rose Hall Jamaica Resort B.V.
Name:	Jules de Kom
Title:	Managing Director B

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

GRAN DESIGN & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

CAMERÓN DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

CAMERÓN DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Director

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Director

INVERSIONES VILAZUL S.A.S., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Presidente-Administrador

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Presidente-Administrador

[Signature Page to First Amendment to Playa Credit Agreement]

IC SALES, LLC, as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Manager

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Manager

[Signature Page to First Amendment to Playa Credit Agreement]

PERFECT TOURS N.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

By:	/s/ Omar Palacios
Name:	Omar Palacios
Title:	Managing Director A

[Signature Page to First Amendment to Playa Credit Agreement]

RIVIERA PORTO REAL, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

THE ROYAL CANCUN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

HOTEL GRAN CARIBE REAL, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

ROYAL PORTO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-Fact

[Signature Page to First Amendment to Playa Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a Lender

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

[Signature Page to First Amendment to Playa Credit Agreement]